November 2023 / © 2023 Remitly Inc. 1 Investor Presentation Third Quarter 2023 Earnings November 1, 2023

November 2023 / © 2023 Remitly Inc. 2 Disclosures Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position, including our fiscal year 2023 financial outlook, including forecasted fiscal year 2023 revenue and Adjusted EBITDA, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, market growth, our market position and potential market opportunities, and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, without limitation, risks and uncertainties related to: our ability to successfully execute our business and growth strategy, our ability to achieve and maintain future profitability, our ability to further penetrate our existing customer base and expand our customer base in existing and new corridors, our ability to expand into broader financial services, our ability to expand internationally, the effects of seasonal trends on our results of operations, the current inflationary environment, our expectations concerning relationships with third parties, including strategic, banking and disbursement partners, our ability to obtain, maintain, protect, and enhance our intellectual property and other proprietary rights, our ability to keep data and our technology platform secure, the success of any acquisitions or investments that we make, our ability to compete effectively, our ability to stay in compliance with applicable laws and regulations, our ability to buy foreign currency at generally advantageous rates, and the effects of changes to immigration laws, macroeconomic conditions and geopolitical forces, such as the conflict in Israel, on our customers and business operations. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results are included in our quarterly report on Form 10-Q for the quarter ended September 30, 2023 to be filed with the SEC and in our annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC, which are or will be available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. The forward-looking statements in this presentation speak only as of the date of this presentation and except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. The guidance in this presentation is only effective as of the date given, November 1, 2023, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Distribution of or reference to this deck following November 1, 2023 does not constitute re-affirming guidance by Remitly. Non-GAAP Financial Measures A reconciliation of GAAP to non-GAAP financial measures has been provided in the Appendix included in this presentation. An explanation of these measures is also included in the Appendix within this presentation under the heading “Non-GAAP Financial Measures.” We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity and limited visibility of the adjusting items that would be excluded from forecasted Adjusted EBITDA. These items include but are not limited to income taxes and stock-based compensation expense, which are directly impacted by unpredictable fluctuations in the market price of our common stock. The variability of these items could have a significant impact on our future GAAP financial results.

November 2023 / © 2023 Remitly Inc. 3Q Strategic Overview 3 Matt Oppenheimer Co-Founder & CEO

November 2023 / © 2023 Remitly Inc. Remittances TAM >$1.6t1 Global remittances through both formal and informal channels Current Remitly Share 2% New customer acquisition Geographic expansion Frictionless remittance experience Complementary new products Consistent strategy of high ROI investments provides multiple opportunities to capture more of the large TAM and deliver long term profitable growth Near term returns Medium term returns Medium term returns Long term returns 4 1. Source: Remitly 2022 10-K

November 2023 / © 2023 Remitly Inc. 3Q23 Revenue $242m 43% Y/Y 5 *Adjusted EBITDA is a non-GAAP measure. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. Strong 3Q results reflect current execution and investments in future profitable growth 3Q23 Profitability ($36m) GAAP Net Loss $10m Adjusted EBITDA*

November 2023 / © 2023 Remitly Inc. Continued diversification of new customers Word of mouth key driver as we continue to delight customers Customer behavior continues to be resilient 6 Quarterly Active Customers (thousands) Record new customer acquisition and high retention 5,409 3,818 +42% YoY 4,188 4,559 1.6m increase 5,033

November 2023 / © 2023 Remitly Inc. 7 High confidence marketing investments to drive growth Integrated Brand Campaigns Build long term awareness with strategically important audiences Efficient Performance Marketing New customer acquisition with short payback period Referrals + Word of Mouth Lower cost channels improve efficiency

Removing customer friction builds customer trust and lowers costs

We're just getting started — significant opportunities ahead to reduce customer friction in many areas

Examples of removing customer friction in our payment acceptance and disbursement networks

- Increasing relevant and localized payment options
- Easy and instant refunds
- Real time feedback on payment errors
- Increased countries with direct integrations by ~100% over past 2 years[1]



Key outcomes

>92%
Customer transactions disbursed in less than an hour[1,2]

99.98%
Platform availability[1,2]

↓ 230 bps
YoY 3Q23 non-GAAP customer support expense* as a % of revenue

1. Remitly internal data for 3Q 2023.
2. Disbursement speed reflects the time between when Remitly has the customer funds and when the funds are successfully disbursed (e.g., completed or available for pickup).
** Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the appendix.*

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November 2023 / © 2023 Remitly Inc.

November 2023 / © 2023 Remitly Inc. Vision To transform the lives of immigrants and their families by providing the most trusted financial services on the planet. 9

November 2023 / © 2023 Remitly Inc. 10 3Q Financial Results Hemanth Munipalli CFO

November 2023 / © 2023 Remitly Inc. 3Q — Continued strong execution SCALE 5.4m 42% growth in quarterly active customers over 3Q 2022 $10.2b 36% growth in send volume over 3Q 2022 REVENUE $242m 43% growth in revenue over 3Q 2022 11 PROFITABILITY ($36m) GAAP Net Loss $10.5m Adjusted EBITDA* *Adjusted EBITDA is a non-GAAP measure. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix.

November 2023 / © 2023 Remitly Inc. 1. Marketing expense and other operating expenses are non-GAAP measures. Other operating expenses include non-GAAP customer support and operations expense, non-GAAP general and administrative expense and non-GAAP technology and development expense. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. 3Q23 Year-over-Year Change Performance Drivers Macro Factors Revenue Growth 43% ● Strong active customer growth and retention ● Continued digital transaction intensity ● Geographic expansion diversifying revenue ● Limited impact on customer behavior due to FX volatility Transaction Expense as a % of Revenue 580 bps ● Optimized fraud loss management ● Reducing costs across pay in and disbursement network as we scale Non-GAAP Marketing Expense as a % of Revenue1 10 bps ● Record number of new customers; attractive LTV/CAC ● Targeted brand/upper funnel investments ● Improved localization at scale/creative velocity Non-GAAP Other Operating Expenses as a % of Revenue1 12 ● Continued focus on expense discipline ● Investments in high ROI initiatives such as reducing friction, platform reliability/availability and complementary new products 3Q 2023 - strong performance and targeted investments G&A flat T&D 160 bps CS 230 bps ● Lower contact rates and increasing automation

November 2023 / © 2023 Remitly Inc. 13 Deliver Scale Efficiencies in Other Opex1 Strong Revenue Growth Note: $ in millions. 1) Marketing expense and other operating expenses are non-GAAP measures. Other operating expenses include non-GAAP customer support and operations expense, non-GAAP general and administrative expense and non-GAAP technology and development expense. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. YoY % Growth 40% 41% 50% 49% 43% Drive Marketing Efficiency1 % of Revenue 24% 21% 20% 21% 24% % of Revenue 41% 38% 36% 34% 35% Improve Transaction Expense % of Revenue 37% 38% 41% 36% 37% Four key focus areas to drive sustainable, long-term returns

November 2023 / © 2023 Remitly Inc. Raising 2023 Outlook Strong revenue growth and scale efficiencies enabling higher returns Key 2023 Assumptions ● Macro and FX environment stable to 3Q23 ● Moderating growth in operating expenses vs 2022 ● Plan to make high return investments for the long-term $935m-$943m 2023E Revenue 43% to 44% YoY growth — $36m-$41m 2023E Adjusted EBITDA 14 Note: We expect to remain in a GAAP net-loss position in 2023. This guidance is only effective as of the date given, November 1, 2023, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Distribution or reference of this deck following November 1, 2023 does not constitute re-affirming guidance.

November 2023 / © 2023 Remitly Inc. Q & A 15

November 2023 / © 2023 Remitly Inc. “ Alexis Remitly user since 2023 Sends money from Australia to PhilippinesThis app is awesome, try it! It is easy and fast. I love it. 16

November 2023 / © 2023 Remitly Inc. Appendix 17

November 2023 / © 2023 Remitly Inc. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and non-GAAP operating expenses, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). We regularly review our key business metrics and non-GAAP financial measures to evaluate our performance, identify trends affecting our business, prepare financial projections, and make strategic decisions. We believe that these key business metrics and non-GAAP financial measures provide meaningful supplemental information for management and investors in assessing our historical and future operating performance. Adjusted EBITDA and non-GAAP operating expenses are key output measures used by our management to evaluate our operating performance, inform future operating plans, and make strategic long-term decisions, including those relating to operating expenses and the allocation of internal resources. Remitly believes that the use of Adjusted EBITDA and non-GAAP operating expenses provides additional tools to assess operational performance and trends in, and in comparing Remitly’s financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Remitly’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Remitly’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this presentation for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP. We calculate Adjusted EBITDA as net loss adjusted by (i) interest (income) expense, net, (ii) provision for income taxes, (iii) noncash charge of depreciation and amortization, (iv) gains and losses from the remeasurement of foreign currency assets and liabilities into their functional currency, (v) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, (vi) noncash stock-based compensation expense, net, and (vii) certain acquisition, integration, and restructuring costs. We calculate non-GAAP operating expenses as our GAAP operating expenses adjusted by (i) noncash stock-based compensation expense, net, (ii) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, as well as (iii) certain acquisition, integration, and restructuring costs. We calculate revenue growth on a constant currency basis by translating current period GAAP revenue from foreign currency denominated subsidiary revenue at an exchange rate consistent with the prior period's average monthly rates, and then comparing it to the prior period reported GAAP revenue. Fluctuations in the United States Dollar compared to foreign currency resulted in an increase to revenue of approximately $1.4 million for the three months ended September 30, 2023, when compared to foreign currency rates in the prior period. On a constant currency basis, revenue would have been up 42% as compared to the same quarter in the prior year. 18 Non-GAAP Financial Measures

Non-GAAP Reconciliation

Reconciliation of operating expenses to non-GAAP operating expenses *(in thousands)*	3Q 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022
Customer support and operations	$21,190	$21,483	$19,931	$19,239	$18,142
Excluding: Stock-based compensation expense, net	386	419	205	220	226
Excluding: Acquisition, integration, and restructuring costs	749	-	-	-	-
Non-GAAP customer support and operations	$20,055	$21,064	$19,726	$19,019	$17,916
Marketing	$61,351	$53,600	$44,123	$43,163	$43,337
Excluding: Stock-based compensation expense, net	4,525	4,727	2,983	3,363	3,352
Non-GAAP marketing	$56,826	$48,873	$41,140	$39,800	$39,985
Technology and development	$57,014	$54,309	$49,376	$42,883	$36,178
Excluding: Stock-based compensation expense, net	19,828	18,588	16,631	15,461	13,238
Excluding: Acquisition, integration, and restructuring costs	510	-	-	-	-
Non-GAAP technology and development	$36,676	$35,721	$32,745	$27,422	$22,940
General and administrative	$49,817	$39,490	$41,408	$34,895	$35,504
Excluding: Stock-based compensation expense, net	11,834	11,466	9,415	8,369	8,929
Excluding: Donation of common stock	4,600	-	-	-	1,972
Excluding: Acquisition, integration, and restructuring costs	1,642	316	1,173	1,077	2,385
Non-GAAP general and administrative	$31,741	$27,708	$30,820	$25,449	$22,218

19 November 2023 / © 2023 Remitly Inc.

November 2023 / © 2023 Remitly Inc. 20 Non-GAAP Reconciliation Reconciliation of net loss to Adjusted EBITDA and calculation of Adjusted EBITDA Margin (in thousands, except for percentages) 3Q 2023 2Q 2023 1Q 2023 4Q 2022 3Q 2022 Net loss ($35,655) ($18,850) ($28,314) ($19,395) ($33,069) Add: Interest (income) expense, net (1,223) (776) (1,635) (1,947) (1,070) (Benefit) provision for income taxes 258 (143) 370 (434) 287 Depreciation and amortization 3,418 3,187 3,029 1,854 1,843 Foreign exchange (gain) loss (376) 1,482 1,505 (1,090) (1,815) Donation of common stock 4,600 - - - 1,972 Stock-based compensation expense, net 36,573 35,200 29,234 27,413 25,745 Acquisition, integration, and restructuring costs 2,901 316 1,173 1,077 2,385 Adjusted EBITDA $10,496 $20,416 $5,362 $7,478 ($3,722) Revenue $241,629 $234,033 $203,865 $191,032 $169,259 Adjusted EBITDA margin 4.3% 8.7% 2.6% 3.9% (2.2%) Note: Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue.

November 2023 / © 2023 Remitly Inc. Thank you.